Exhibit 99.1

April 2005 Nasdaq: MYOG

Forward Looking Statement Some of the matters discussed in this presentation contain forward-looking statements that involve significant risks and uncertainties, including the statements relating to reporting of preliminary results from the Company's pivotal phase III trials of enoximone capsules and ambrisentan, completion of patient enrollment in the Company's pivotal phase III trials of ambrisentan, completion of the Company's phase IIb trial of darusentan, and the Company's 2005 financial projections. Actual results could differ materially from those projected and the Company caution investors and analysts not to place undue reliance on the forward- looking statements contained in the presentation. Among other things, the timing of a public announcement relating to the Company's clinical trial results could be affected by difficulties or delays in completion of patient treatment, data collection and data analysis. In addition, the Company's operating and financial results may be affected by difficulties or delays in its clinical trials, competition from other biotechnology or pharmaceutical companies, its effectiveness at managing its financial resources, its ability to successfully develop and market its product candidates, difficulties or delays in manufacturing its products, and regulatory developments involving current and future products. Delays in clinical trials, whether caused by competition, adverse events, patient enrollment rates, regulatory issues or other factors, could adversely affect the Company's financial position and prospects. Results from earlier clinical trials are not necessarily predictive of future clinical results. Preliminary results may not be confirmed upon full analysis of the detailed results of a trial. If the Company's product candidates do not meet safety or efficacy endpoints in clinical evaluations, they will not receive regulatory approval and the Company will not be able to market them. Even if the Company's product candidates meet safety and efficacy endpoints, regulatory authorities may not approve them, or the Company may face post-approval problems that require the withdrawal of its product from the market. If the Company is unable to raise additional capital when required or on acceptable terms, it may have to significantly delay, scale back or discontinue one or more of its drug development or discovery research programs. Myogen is at an early stage of development and may not ever have any products that generate significant revenue. Additional risks and uncertainties relating to the Company and its business can be found in the "Risk Factors" section of Myogen's Form 10-K for the year ended December 31, 2004 and its periodic reports on Form 10-Q and Form 8-K. Myogen is providing this information as of this date and does not undertake any obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise

Myogen Highlights Therapeutics for Cardiovascular Diseases Late-stage Product Pipeline Marketed product in Europe Three compounds / three indications / Phase IIb & III Commercial Rights Retained Integrated Target and Drug Discovery Platform Drug Discovery and Development Collaboration with Novartis

Myogen Product Portfolio

Myogen Product Portfolio

Myogen Product Portfolio

Chronic Heart Failure 5 million patients in US An estimated 50% of CHF patients die within 5 years #1 cause of hospitalization for adults

Enoximone Mechanism of Action Highly selective inhibitor of SR-dependent (type III) phosphodiesterase Increases cAMP Pharmacologic/Biologic Properties Positive inotrope, lusitrope and vasodilator

ESSENTIAL I Mortality or CV hosp, 6MWD, PGA 900 pts from N & S America 25 or 50 mg tid ESSENTIAL II Mortality or CV hosp, 6MWD, PGA 900 pts from E & W Europe 25 or 50 mg tid EMOTE Wean from i.v. inotropes 200 pts from US 25 or 50 mg tid EMOTE Open-label Extension For Registration 1 hosp or 2 ER visits in last 12 months Standard guideline therapy incl. beta- blockers unless contraindicated Dependent on i.v. inotropes Phase III Clinical Program NYHA Class III or IV, LVEF ?30% and Progressive CHF Course

EMOTE: Objective To determine whether low-dose enoximone could alleviate the need for i.v. inotropes in patients with ultra-advanced CHF

EMOTE: Trial Design Screening to establish i.v. dependency Randomization Follow-Up Follow-Up Up to 5 Days 0 30 day 1° edpt 8 12 16 20 24 ENOXIMONE Intermittent: 25 or 50 mg t.i.d. Continuous: 50 or 75 mg for 1 week; then 25 or 50 mg t.i.d. PLACEBO Begin Weaning

EMOTE: Primary Outcome Variable Time to death or re-initiation of i.v. inotrope therapy (HR = Hazard Ratio) Freedom from death or i.v. inotrope therapy Time (Days) 0.00 0.25 0.50 0.75 1.00 0 25 50 75 100 125 150 175 200 Enoximone Placebo

EMOTE: Primary Outcome Variable Time to death or re-initiation of i.v. inotrope therapy (HR = Hazard Ratio) Freedom from death or i.v. inotrope therapy Time (Days) 0.00 0.25 0.50 0.75 1.00 0 25 50 75 100 125 150 175 200 Enoximone Placebo 0-30 days HR 0.699 p=0.098 0-60 days HR 0.617 p=0.009 0-182 days HR 0.757 p=0.085 0-90 days HR 0.691 p=0.031

EMOTE: *Secondary Endpoints* (26 weeks)

Myogen



Mean Time to Death or Reinitiation of i.v. Inotropic Rx (days ± SD)
160
140
120
100
80
60
40
20
0
Enoximone
Placebo
Total Days on i.v. Inotropic Rx (days ± SD)

Risk ↓ 32%
p=0.042

Risk ↓ 43%
p=0.049

13

EMOTE: Summary Low dose oral enoximone: Improved wean success from i.v. inotropes in advanced HF patients previously i.v. dependent Significant up to 90 days by K-M analysis Significant up to 26 weeks by other stat analyses Significantly reduced the number of days patients required i.v. inotrope administration Causes no significant increase in mortality over 26 weeks Adverse events were acceptable; catheter-related morbidities were less In this trial, low dose enoximone successfully replaced i.v. inotropic therapy in a substantial number of patients with ultra-advanced heart failure

ESSENTIAL I Mortality or CV hosp, 6MWD, PGA 900 pts from N & S America 25 or 50 mg tid ESSENTIAL II Mortality or CV hosp, 6MWD, PGA 900 pts from E & W Europe 25 or 50 mg tid EMOTE Wean from i.v. inotropes 200 pts from US 25 or 50 mg tid EMOTE Open-label Extension For Registration 1 hosp or 2 ER visits in last 12 months Standard guideline therapy incl. beta- blockers unless contraindicated Dependent on i.v. inotropes Phase III Clinical Program NYHA Class III or IV; LVEF ?30% and Progressive CHF Course

ESSENTIAL I & II: Objective To determine whether low-dose enoximone, when added to standard guideline therapy, is a safe and effective treatment in patients with advanced chronic heart failure from either ischemic or non-ischemic cardiomyopathy, in: reducing the incidence of all-cause mortality or cardiovascular hospitalization, and/or improving submaximal exercise performance (six minute walk test), and/or in improving patient well-being (Patient Global Assessment).

Week -1 Week 0 Week 1 Week 2 Week 4 Months 2, 4, 6, 9, 12 Months >12 30-day blinded withdrawal Visit -1 Visit 0 Randomization Visit 1 Visit 2 Visit 3 Visit 4, 5, 6, 7, 8 Visits >8 Every 4 months 2-10 days Enoximone N=900 Placebo N=900 Enoximone 25 mg t.i.d. 50 mg t.i.d. if > 50 kg ESSENTIAL: Trial Design Final Visit CTD Safety follow-up visits

ESSENTIAL: Co-Primary Endpoints Time from randomization to all-cause mortality or first cardiovascular hospitalization (primary analysis of this endpoint conducted on the pooled data from both trials) Patient Global Assessment 6 months post-randomization (separate analyses for each trial) Submaximal exercise (6-minute walk test) change from baseline to 6 months post-randomization (separate analyses for each trial)

ESSENTIAL: Status 1,854 patients from 211 sites enrolled between Feb '02 & May '04 DSMB reviewed four quintiles of data in August 2004 Common Termination Date occurred on 30-Nov'04 All patients completed final visits by Jan '05 Data lock scheduled for mid-year 2005

Myogen Product Portfolio

Pulmonary Arterial Hypertension (PAH) Severely debilitating disease Afflicts ~40,000 patients in US Therapeutic options Flolan (continuous i.v. epoprostenol) Remodulin (continuous s.q. or i.v. treprostinil) Ventavis (inhaled iloprost) Tracleer (oral b.i.d. bosentan, non-selective ERA) Viagra (oral t.i.d. sildenafil, PDE-V inhibitor)

Ambrisentan ETA-selective (260X) ETA receptor occupancy = 82-97% ETB receptor occupancy = 2-7% High potency and oral bioavailability Long half-life (9-15 hours) No significant p450 induction or inhibition No active metabolite - excreted in feces Linear pharmacokinetics

Ambrisentan Clinical Program Phase I Phase II Phase III Healthy Volunteers Single Dose 63 subjects Healthy Volunteers Multiple Dose 30 subjects, 10 days AMB-220 Dose-Ranging 64 subjects, 12 wk Open-label Extension 12 wk Phase II Long-term AMB-220-E Phase III AMB-320 (ARIES-1) N. America & Australia 186 subjects, 12 wk, 3 arm, 5 and 10 mg Phase III AMB-321 (ARIES-2) S. America, W. Europe, E. Europe, Israel 186 subjects, 12 wk, 3 arm, 2.5 and 5 mg ARIES Long-term AMB-320/321-E

6-Minute Walk Test Comparison - 20 - 10 0 10 20 30 40 50 60 Change in 6MWD (meters) Ambrisentan AMB-2201 (PII, Class II-IV) 12 wks 16 wks Bosentan BREATHE-12 (PIII, Class III-IV) 16 wks 1-10 mg placebo placebo 125 mg 100 mg n = 74 n = 55 n = 64 n = 64 Sitaxsentan STRIDE-13 (PIII, Class II-IV) 12 wks 1- Rubin et al., Ambrisentan Improves Exercise Capacity and Clinical Measures in PAH, 2004 Abstracts for the American Thoracic Society. 2- FDA Briefing Document on Tracleer for CardioRenal Advisory Panel, August 10, 2001 and Tracleer Product Labeling. 3- Barst et al., Sitaxsentan Therapy for Pulmonary Arterial Hypertension, Am J Respir Crit Care Med, (2004) vol. 169, pp 441-447.

Borg Dyspnea Index 1- Rubin et al., Ambrisentan Improves Exercise Capacity and Clinical Measures in PAH, 2004 Abstracts for the American Thoracic Society. 2- FDA Briefing Document on Tracleer for CardioRenal Advisory Panel, August 10, 2001 and Tracleer Product Labeling. 1 2

Change in 6-Minute Walk Distance Primary vs. Secondary PAH 0 10 20 30 40 50 60 70 80 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 PPH (n=39) SPAH (n=25) Change in 6MWD (meters)

Change in 6-Minute Walk Distance WHO Class II vs. Class III Baseline 6MWD: Class II=390 m; Class III=316 m 0 10 20 30 40 50 60 70 80 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Class II (n=23) Class III (n=41) Change in 6MWD (meters)

WHO Functional Class 0 20 40 60 80 100 0 2 4 8 12 16 20 24 Class I Class II Class III Class IV n=64 n=62 n=62 n=58 n=58 n=55 n=54 n=54 Percent Week

Long-term Extension Week 0 Week 12 Week 24 Week 48 6MWD, n 64 64 64 64 6MWD, meters 343 379 397 397 Dyspnea, n 63 64 64 64 Dyspnea, Borg index 4.0 3.1 2.7 3.1 WHO Functional Class, n 64 64 64 64 Class I, % 0 11 12 11 Class II, % 36 48 47 48 Class III, % 64 41 41 41 Class IV, % 0 0 0 0

Adverse Events 0 5 10 15 20 25 30 LFTs >8X LFTs >3X Flushing Nausea Headache Nasal Congestion Upper Respiratory Tract Symptoms Peripheral Edema Percent of Patients with AE (%)

Ambrisentan Phase II Results Efficacy Statistically significant and clinically meaningful increase in primary efficacy endpoint observed for all four doses Benefit seen in IPAH and SPAH and Class II and Class III patients Improvement in all secondary endpoints and pulmonary vascular hemodynamics Benefit in exercise tolerance and improvement in disease classification appears to be durable (beyond week 48) Safety Safe and well tolerated Low incidence of abnormal liver function tests No drug-drug interactions observed

Ambrisentan Clinical Program Phase I Phase II Phase III Healthy Volunteers Single Dose 63 subjects Healthy Volunteers Multiple Dose 30 subjects, 10 days AMB-220 Dose-Ranging 64 subjects, 12 wk Open-label Extension 12 wk Phase II Long-term AMB-220-E Phase III AMB-320 (ARIES-1) N. America & Australia 186 subjects, 12 wk, 3 arm, 5 and 10 mg Phase III AMB-321 (ARIES-2) S. America, W. Europe, E. Europe, Israel 186 subjects, 12 wk, 3 arm, 2.5 and 5 mg ARIES Long-term AMB-320/321-E

Ambrisentan Potential Advantages Efficacy Significant improvements in 6MWD, BDI, and WHO symptoms Durable efficacy with long term use (possible survival benefit) Comparable efficacy in Class II and Class III patients Selectivity for type-A receptor (pathological receptor) Dose flexibility (dose to max efficacy and individualize) Safety profile and ease of use True once a day dosing (9-15 hrs circulating half life) No drug-drug interactions with other PAH therapies (combination therapy) Low incidence of potential liver toxicity that does not appear to be dose-related

Myogen Product Portfolio

Darusentan Characteristics ETA-selective Long half-life (16-18 hours...potential once daily dosing) Not metabolized through p450 system - no drug-drug interactions observed Approximately 1,500 patients studied in Phase II Potent anti-hypertension properties Well tolerated No evidence of liver toxicity Vasodilation Systemic Vasoconstriction

Darusentan Phase II Hypertension Study Results Randomized, double-blinded, placebo controlled 390 patients with moderate hypertension Europe and Israel, 56 sites

Resistant Systolic Hypertension 100 million individuals in US & EU have hypertension Despite use of multiple drug classes many remain hypertensive leading to cardiovascular events The Seventh Report of the Joint National Committee on Prevention, Detection, Evaluation and Treatment of High Blood Pressure (JNC 7) defines resistant hypertension as: "the failure to achieve goal blood pressure in patients who are adhering to full doses of an appropriate three-drug regimen that includes a diuretic." Endothelin is believed to have a critical role in hypertension and progression of kidney disease

10 mg 50 mg 100 mg 150 mg 300 mg Study Week -2 0 4 6 Randomization Placebo Treatment Period -4 Screening Period Placebo Run-in Withdrawal 10 8 2 100 mg 11 12 Final Safety Visit P P 105 patients randomized 1:2 Darusentan Phase IIb

Darusentan Potential Clear guidance from FDA on what is required for registration First ERA approved for hypertension (major new class) No drug-drug interactions (combination therapy) Once-a-day dosing Dosing flexibility Long patent life (2015)

Integrated Target & Drug Discovery Platform Intact human heart gene expression Human cardiomyocyte culture Molecular Targets for Heart Failure High Throughput Assays for Screening & Drug Discovery Validation Cardiac signaling pathways Cardiogenomics Cardioproteomics Fetal Gene Program Heart Tissue Bank Isolated human heart preparations Transcriptomics & proteomics Transgenic animals

Drug Discovery and Development Partnership with Novartis Broad strategic partnership in heart muscle disease $5M signing fee Annual research funding to Myogen for 3 years, annually renewable thereafter Significant commitment of Novartis resources Success milestones and royalties on products Co-promotion / profit sharing buy-in by Myogen for substantial portion of commercial economics

Selected Financial Information

2005 Milestones ESSENTIAL results mid-year Complete darusentan Phase IIb mid-year Complete ARIES-2 enrollment June Complete ARIES-1 enrollment Q4 ARIES-2 results year-end